UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2023 (August 14, 2023)
_______________________

POINT BIOPHARMA GLOBAL INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware (State or other jurisdiction of incorporation)	001-39311 (Commission File Number)	85-0800493 (I.R.S. Employer Identification No.)
4850 West 78th Street, Indianapolis, IN, 46268
(Address of principal executive offices and zip)

(317) 543-9957
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02    Results of Operations and Financial Condition.

On August 14, 2023, POINT Biopharma Global Inc. issued a press release announcing its earnings for the quarter ended June 30, 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits
Number	Exhibit
99.1	Press Release dated August 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2023	POINT BIOPHARMA GLOBAL INC.

	By:	/s/ Bill Demers
	Name:	Bill Demers
	Title:	Chief Financial Officer